Variable Annuities Issued by Minnesota Life

Supplement dated April 30, 2023 to the following booklet dated May 1, 2023:

•  MultiOption® Achiever Variable Annuity

•  MultiOption® Classic Variable Annuity

Effective April 30, 2023, Putnam VT Growth Opportunities Fund will change its name to Putnam VT Large Cap Growth Fund.

For additional information on the above added funds, please consult the individual fund prospectuses.

Please retain this supplement for future reference